VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

and its

VARIABLE ANNUITY ACCOUNT B

VARIABLE ANNUITY ACCOUNT C

VARIABLE ANNUITY ACCOUNT I

Supplement Dated June 22, 2021

This supplement updates and amends certain information contained in your current variable annuity contract prospectus and contract prospectus summary, as applicable, as well as any subsequent supplements thereto. Please read it carefully and keep it with your contract prospectus and/or contract prospectus summary for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in your prospectus and contract prospectus summary, as applicable.

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IMPORTANT INFORMATION ABOUT THE DIVERSIFICATION STATUS OF THE VOYA LARGE-CAP GROWTH FUND, THE VOYA LARGE CAP GROWTH PORTFOLIO AND THE VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO

On May 27, 2021, the Board of Trustees of Voya Equity Trust, the Board of Trustees of Voya Investors Trust and the Board of Directors of Voya Partners, Inc. each approved a proposal to change the classifications of the Voya Large-Cap Growth Fund, the Voya Large Cap Growth Portfolio and the VY® T. Rowe Price Growth Equity Portfolio from “diversified” to “non-diversified,” as such items are defined under the Investment Company Act of 1940, as amended.

Shareholder approval is required to change a fund’s classification from “diversified” to “non-diversified.” A shareholder meeting is scheduled to be held on or about October 7, 2021.

The Voya Large-Cap Growth Fund, the Voya Large Cap Growth Portfolio and the VY® T. Rowe Price Growth Equity Portfolio may not be available through your variable annuity contract. Please refer to your current contract prospectus, as supplemented, for a list of funds available through your contract.

IMPORTANT INFORMATION ABOUT THE INTERNET AVAILABILITY
OF FUND SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the funds available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If available, you may elect to receive shareholder reports and other communications from the Company electronically by contacting Customer Service.

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You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-283-3427. Your election to receive reports in paper will apply to all funds available under your contract.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting Customer Service.

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

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